North Beach Corpus Christi, TX 1 2020 Wells Fargo Midstream & Upstream Symposium December 8 - 9, 2020

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

South Texas Crude System 3 Introduction

4 After a Strong 2019, at the Start of This Year, We Were Positioned for an Even Stronger 2020 Strong Coverage Lower Leverage Simplified Structure/ Governance No IDR Burden Maximized Self- Funding N Y S E : N S •Common Unit Price(1): $16.17 •Distribution/CU/Year: $1.60 •Yield(1): 9.9% •Market Cap(1): ~$2 billion •Credit Ratings: ➢ Moody’s: Ba3 ➢ S&P: BB- ➢ Fitch: BB- •Enterprise Value: ~$6 billion •Total Assets: ~$6 billion •Pipeline Miles: ~10,000 •Pipeline Volumes(2): 1.8MMBPD •Storage Capacity: ~72MMB •Storage Throughput Volumes(2): 498MBPD 1. As of December 4, 2020 2. Average daily volume for nine months ended September 30, 2020

5 In 2020, Faced With Historically Difficult Times, We Have Taken Decisive Action While Staying Focused on Our Priorities

6 Even Through Unprecedented Challenges, We Delivered Solid and Stable Financial Results Again This Past Quarter... Adjusted EBITDA (Continuing Operations) 3Q 2019 3Q 2020 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Operating Income

7 ★ Our pipeline systems have rebounded strongly, and several of our terminals will continue to benefit from spring contango in 2021 … With Strong Operational Performance Across Our Footprint Transported over 204MM bbls Crude + Refined Products through our pipelines and terminals during 3Q20 Successfully contracted 100% of our storage across our footprint Gulf Coast- 100% East Coast- 100% Point Tupper- 100%West Coast- 100% STORAGE SEGMENT PIPELINE SEGMENT Central East South Texas Central West 65% 100% 80% 0% 50% 100% 150% April 2020 Oct 2020 Nov 2020 75% 105% 100% 0% 50% 100% April 2020 Oct 2020 Nov 2020 80% 90% 85% 50% 70% 90% 110% April 2020 Oct 2020 Nov 2020 (Comparison of YoY refined product demand) (Comparison of YoY refined product demand) (Comparison of YoY refined product demand)

8 Thanks to Hard Work and Solid Performance in 2020, We Expect Solid Full-Year Results… Closed on Sale of Terminal Facility in December for $106 million Adjusted EBITDA $690-730 MM 2020 Guidance *- Compared to pre-COVID 2020 guidance for spending/expenses 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Reduced 2020 Strategic Capital Spending 46%* Reduced 2020 Expenses $50-55 million* Maintained Reliable Operations & Industry-leading Health & Safety Record 2020 Actions

9 … And We Expect to Continue to Demonstrate Financial Strength and Stability in 2021 2021 Expectations Expect to Generate 2021 EBITDA Comparable to 2020 Adjusted EBITDA & Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows

10 In 2021, We Also Intend to Produce NuStar’s First Sustainability Report to Tout NuStar’s Proud Tradition of “ESG” Excellence

11 For 20 Years, NuStar has Been Protecting Our Employees, the Environment and Our Communities Because We Truly Believe That’s the Right Thing to Do ★ Our safety statistics reflect our commitment to safe, responsible operations ❑ In 2019, as in years past, we performed substantially better than our peers ➢ 21.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ➢ 6.2 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times ❑ ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ❑ Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years ❑ 85% of our U.S. terminals are VPP-certified 1 – Industry averages derived from 2011-2019 Bureau of Labor Statistics (BLS) Data.

12 And Pipelines are the Safest, Most Energy Efficient Mode of Energy Transportation, Generating Only a Small Proportion of GHG Emissions Sources: ARC Energy Research Institute, using input data from the U.S. Department of Energy National Energy Technology Laboratory to define the U.S. Refined Average (2014) *U.S. Refined Average (2014); Student Research Associate, Strata ❑ Rail is over 4.6 times more likely to experience an incident compared to pipelines ❑ Trucks are 6 times more likely to experience an incident compared to pipelines Pipelines are Safest PIPELINES ARE LOW GHG EMITTERS RELATIVE TO THE REST OF THE VALUE CHAIN… To move the volumes that NuStar moves in a single day 37 Unit Trains … And Relative to Alternative Transport 11,000 Trucks 0.7% 0.5% It would require:

13 In Our Report, We Plan to Share More About the Statistics, Record and Rankings That Reflect How Much NuStar Cares, Contributes and Shares ★ NuStar has been recognized for its strong corporate culture with numerous awards ❑ NuStar has been recognized 11 times in Fortune’s Annual “100 Best Companies to Work For” list ★ NuStar employees contributed 83,000 volunteer hours in 2019 alone ❑ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size ❑ NuStar’s total 2020 contribution was $4.8 million ★ Since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ❑ The tournament has generated an aggregate of over $42 million for Haven for Hope Ranked #13! Ranked #62! Ranked #46!

14 … And Demonstrate Further That NuStar’s Governance is Aligned With Our Unitholders’ Interests 78% Independent Directors 11% Women No IDRs NS Management NS Board of Directors 98% Attendance for 2019 Board & Committee Meetings Sustainability Committee Majority of Officers’ Compensation Tied to Performance and Unit Returns Governance, Ethics & Compliance Committee Cyber Risk Governance Committee Annual Unitholder Meetings Audit Committee Nominating, Governance & Conflicts Committee Compensation Committee

15 We Will Stay Focused on Our Priorities, for the Rest of 2020 and Throughout 2021 Working to Fund Spending From Internally Generated Cash Flows Continuing to Take Steps to Improve Our Debt Metrics Promoting NuStar’s ESG Excellence

16 We are Confident That the Product Demand Recovery We Have Seen is the First Step on the Road Back to Shale Production Growth in 2021-2022 U.S. Shale Production Growth Higher Crude Prices Crude Demand Recovery Increased Refinery Utilization Refined Product Demand Rebound 2020 2021-22

17 Overall U.S. Gasoline and Diesel Demand is Expected to Recover to 94% of Pre-COVID Levels by Year-end… ★ In the second quarter, U.S. refined products demand dropped by 21% compared to January 2020, but by year-end 2020, gasoline and diesel demand are expected to recover to pre-COVID demand levels of 94% ❑ The recovery of jet fuel demand is expected to lag behind gasoline and diesel demand, as the airline industry continues to experience low flight demand due to COVID concerns Source: EIA 95% 75% 90% 91% 95% 94% 94% 96%94% 87% 89% 96% 95% 99% 97% 99% 100% 92% 39% 52% 61% 81% 87% 91% 91% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 U.S. Refined Product Demand (as a % of Pre-COVID Demand) Gasoline Diesel Jet Fuel

18 … And We Have Definitely Seen Resilience in Refined Products Demand in the Markets NuStar Serves 1 - Comparison of year-over-year demand ★ 2020 EBITDA guidance range assumes 85% recovery for the remainder of the year ★ Slight decrease from October 2020 levels driven by operational issues at some of our customers’ refineries (unrelated to pandemic or economic recovery) 100% 80% 100% 65% 65% 105% 80% 90% 85%

19 U.S. Refinery Utilization has Continued to Recover, Led by Refiners in PADD 2 and PADD 3, Which NuStar’s Pipeline Systems Serve 2019 COVID Low 2020 Exit 90% 70% 85% U.S. 73% 45% 65% PADD 1 92% 74% PADD 3 92% 70% 97% PADD 2 92% 64% 83% PADD 4 89% 58% 69% PADD 5 88% ★ NuStar’s pipeline assets are primarily located in in PADD 2, or the Midcontinent, and PADD 3, or the Gulf Coast, where refinery utilization did not dip to the COVID lows suffered by the East and West Coasts and is forecasted to recover ahead of the rest of the U.S. ❑ Midcontinent refiners also benefit from lower supply costs with access to nearby Canadian crude and an abundance of U.S. shale production ❑ Complex Gulf Coast refineries process lower- cost heavy crudes and maximize production of high-margin products Source: ESAI, Wood Mackenzie U.S. Refinery Utilization by PADD NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery (5.00) - 5.00 10.00 15.00 PADD I PADD II PADD III PADD IV PADD V 2020 2021 Weighted Average Refinery Net Margin by PADD ($/bbl)

20 The Permian- the World’s Largest, Most Resilient Shale Play- is Expected to Resume Growth in 2022, and Our System has Already Rebounded Ahead of the Rest of the Permian Basin ★ Because of its superior geology and breakeven costs, the Permian Basin’s production is expected: ❑ To exit 2020 at 3.8 MMBPD, approximately 51% of the nation’s total shale output ❑ Return to growth in 2022 ★ Our system’s throughput volumes are now up 18% above May lows, while the rest of the Permian is up 11% from the May low ★ We averaged 423MBPD in the third quarter Source: EIA Drilling Productivity Report (November 2020), Rystad, ESAI 3.7 3.8 3.9 4.4 4.3 3.6 3.2 3.6 0 2 4 6 8 10 2019 2020 2021 2022 M M B P D U.S. Shale Production Outlook Permian Rest-of-U.S. 0 5 10 2015 2018 2021 2024 2027 2030 MMBPD Permian Oil Production (2015-2030) WTI @ $30 WTI @ $60 237% 89% 0% 40% 80% 120% 160% 200% 240% 280% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth

21 Our 2020 and 2021 Trimmed-Down Strategic Spending Program Focuses on Low-multiple Projects to Enhance Our Existing Footprint West Coast Renewable Fuels Storage ~$20MM in 2020 (~$50MM in 2021) Gulf Coast Storage and Export ~$10MM in 2020 Permian Crude Pipeline System ~$60MM in 2020 (~$50MM in 2021) N. Mexico Refined Products Supply ~$10MM in 2020 Total Estimated 2020 Strategic Spending: 165-185MM ★ We expect to finish 2020 having spent at least 63% less on capital projects than we did in 2019 ★ We continue to exercise strict capital discipline and execute on low-multiple projects that enhance our existing footprint and improve our metrics Total Estimated 2021 Strategic Spending: 135-175MM

22 Aggressive West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Dislocations That Require Midstream Solutions W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Wilmington Tacoma Vancouver Portland Stockton Selby Pittsburg Midwest Supply Gulf Coast Supply International Exports NV and AZ Exports Singapore Supply ★ Regulatory priorities on the West Coast are dramatically increasing demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value of existing assets ★ Our terminals have the access to facilities necessary to receive bio-fuels from outside the region and to provide a base for distribution of renewable fuels across the West Coast 0 50 100 150 200 250 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit © 2018 IHS Markit D ie se lV o lu m e , T h o u s a n d B P D Transportation Fuel Supply With Low-Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives

23 NuStar has Partnered With Key Customers to Develop Necessary Renewable Fuels Storage Projects at Several of Our West Coast Facilities W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Complete Portland Convert 36,000 bbls to biodiesel Convert 57,000 bbls to renewable diesel Selby Construct truck-loading for renewable diesel Convert 208,000 bbls to renewable jet fuel Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel Connect to railcar ethanol offload facility Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability ★ We have established ourselves as an early mover and leader in the renewable fuels transportation market by developing and completing a number of renewable fuels projects ★ These projects coupled with our customers on the West Coast have allowed NuStar to capture market share and build important customer relationships with key global producers ❑ Our facilities are positioned to benefit as the renewable fuels market continues to grow and third parties announce new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other renewable fuels 102 408 147 883 582 136 452 1,446 1,241 645 602 1,438 1,084 1,085 0 200 400 600 800 1,000 1,200 1,400 1,600 Portland Selby Stockton Wilmington NS West Coast Terminals Renewables Growth (MBPY) 2017 2018 2019 2020 YTD

24 We Handle and Store a Significant Proportion of the Total Low- Carbon Fuels Volumes Utilized in California, the Largest Driving State in the Nation W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E ★ We expect these percentages to increase through 2023, along with associated EBITDA, as we complete additional projects presently in planning or under construction BIODIESEL ETHANOL RENEWABLE DIESEL 5% 15% 30% NuStar’s Proportionate Share of California’s Renewable Fuels Market (By Volume in 1Q 20201) 1 – Most recent available quarterly data Source: ESAI

25 P E R M I A N C R U D E P I P E L I N E S Y S T E M May 2017 Current System Capacity 220,000 700,000 Receipt Points 122 298 Pipeline Miles ~600 ~936 Storage (bbls) 900M 1.6MM Third-Party Connections NuStar Truck Unloading Facilities NuStar Terminals • PAA SUNRISE II • PAA BASIN • BRIDGETEX • SUNOCO PE & WTG CENTURION SCR STATION SUNOCO MIDKIFF SUNPET ENTERPRISE CENTURION PIPELINE PAA DELEK BIG SPRING REFINERY EPIC NS STANTON TERMINAL NS BIG SPRING TERMINAL Borden Glasscock Reagan Upton Midlan d Martin Howard Mitchell Scurry Dedicated Acres 500,000 AMI 5,000,000 Colorado City Midland NS CO CITY TERMINAL With the “Backbone” of Our Now-700K-BPD System Complete, Our Permian Spending Will Scale With Our Producers’ Gathering Needs

26 Our “Core of the Core” Location has Attracted Top-Tier Customers, Whose Large DUC Inventories Should Support Continued Recovery in 2021 P E R M I A N C R U D E P I P E L I N E S Y S T E M 11% 37% 52% Major Private Other Public 1 – September 30, 2020 MTD 2 – As of December 7, 2020 3 – Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Highest-Quality “Rock” Attracts Creditworthy, Diverse Producers …That Apply the Most Advanced Technology …And Produce Efficient Growth Across Cycles ★ The quality of geological formations underlying our system attracts the strongest customers ❑Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ❑~75% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB rated entities1 NS System Producer-type1 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 5.3%2 ★ We received nominations for November of 428MBPD, so far this month, volumes are trending toward this level, and we now expect to exit year end between 410 to 420 MBPD, up from previous guidance ★ Our producers still have over 430 drilled-uncompleted (DUCs) wells on the system which they plan to bring online over 12-18 months, which provide an important platform for growth until rig counts start to recover NS Permian Crude System Performance (by Quarter) * Adjusted *

27 Gulf Coast Exports Held Up Well Through 3Q, and the Port of Corpus Christi Remains the Leading U.S. Crude Export Hub G U L F C O A S T S T O R A G E & E X P O R T ★ A significant proportion of the volumes transported on the additional 2.1MMBPD of new long-haul pipeline capacity from the Permian to the Corpus area is moving out over Corpus dock facilities ★ Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a major crude oil export hub ❑ Currently, Corpus Christi comprises half of the 3.0 MMBPD of Gulf Coast crude exports ❑ In July, Corpus Christi exports recovered to pre-COVID levels of 1.5MMBPD ❑ Analysts expect Corpus Christi exports to remain steady during the near-term with upside potential as global crude demand recovers in late 2021 Source: RBN Energy Corpus Christi exports have grown from 0.4MMBPD to over 1.5MMBPD and have held up throughout COVID

28 400 Series 1.7MMbbl +0.4MMbbl Remaining Footprint 200 Series 1.2MMbbl 100 Series 1.0MMbbl . Dock 15 (Light-loaded Suez) Dock 16 (Pana) Dock 1 (Light-loaded Suez) Dock 2 Inland Barge We Continue to Export Permian Long-haul and Eagle Ford Barrels From Our Corpus Christi North Beach Terminal G U L F C O A S T S T O R A G E & E X P O R T 296 591 673 386 253 279 440 380 377 0 200 400 600 July 2019 Oct 2019 Jan 2020 April 2020 May 2020 June 2020 July 2020 3Q 2020 Average CCCS Throughputs CCCS MVCs Average CCCS Throughputs In-bound Capacity Storage Capacity Out-bound Capacity Current total: 1.2MMBPD • Ship docks - 750MBPD to 1.0MMBPD • Refinery pipelines - 220MBPD Current total: 3.9MMbbl • Potential 0.4MMbbl Current total: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD ★ Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our 30” pipeline from Taft, as well as from third-party pipeline connections ❑ Average throughputs have rebounded from our low in May to back to slightly above MVC levels in 3Q MBPD

29 Our Unit Train Facility Benefits From WCS/Bakken Price Dislocations From Pipeline Constraints, and We Will Benefit From Export Growth as Those Constraints are Resolved G U L F C O A S T S T O R A G E & E X P O R T ★ We continue to work to assure our facility is connected to the pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ❑ In March 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels either for export or local use ❑ As soon as late-2021, Capline owners plan to reverse its service to bring WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ★ Prior to March, the lack of long-haul pipeline capacity to transport WCS supply to Gulf Coast demand generated price differentials that supported unit train economics ❑ We have contract commitments for 30MBPD through April 2022 ❑ As Canadian production ramps back up, this price dislocation is expected to re-emerge and continue until Enbridge Line 3 is in service, now estimated to occur in 2021-22 ★ We can also handle light Bakken barrels with our rail facility, which may be an attractive alternative to DAPL Source: ESAI MBPD 0 1,000 2,000 3,000 4,000 5,000 6,000 Canadian Crude Oil Production Outlook Production Pipeline Takeaway Capacity Rail Opportunity

30 We Have Completed Two Projects to Help Remedy Mexico’s Supply Shortfall N . M E X I C O R E F I N E D P R O D U C T S S U P P L Y ★ We recently completed service on two projects that address the supply imbalance in Northern Mexico: ❑ Nuevo Laredo project for Valero ➢ Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion ➢ ~28MBPD new capacity with take-or-pay volumes on seven-year contract term ❑ Valley Pipeline expansion for major customers completed in September 2019 ➢ 45MBPD new capacity with seven-year contract term ➢ Open season was fully subscribed ❑ Nuevo Laredo Project ❑ Valley Refined Products Supply Project

South Texas Crude System 31 APPENDIX

32 Long-term Commitments From Creditworthy Customers 52% 13% 35% Investment-Grade Large Private or International (Not rated) Other NuStar Investment-Grade (IG) Customers (% Q3 2020 Revenues) Pipeline Segment ~61% IG Storage Segment ~61% IG 45% 40% 15% Take or Pay Contractual Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% Q3 2020 Revenues) 78% 22% Take or Pay Contractual Other Storage Segment Contracted Revenues (% Q3 2020 Revenues) 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

33 The Balance of Our Business and the Location of Our Assets 59% 41% Pipeline Segment Storage Segment NuStar Pipeline and Storage Segment Revenues (% 3Q 2020 Revenues) NuStar Refined Products and Crude Revenues (% 3Q 2020 Revenues) 46% 54% Crude Refined Products

34 We Acquired Our Permian Crude System Because It Sits Squarely Over the Midland Basin’s Most Geologically Advantaged Acreage P E R M I A N C R U D E P I P E L I N E S Y S T E M Source: Barclays (January 2020) ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR 300 200 150 100 MBOE 500+ Fairway Outlines NuStar Pipeline Spraberry Wolfcamp A Wolfcamp B Wolfcamp C M O S T A C C E S S I B L E , S T A C K E D F O R M A T I O N S … B E S T R E C O V E R I E S A N D S U P E R I O R G O R s …

35 Debt Maturity Schedule $300 $250 $600 $500 $550 $600 $322 $403 $61 $0 $200 $400 $600 2020 2021 2022 2023 2025 2026 2027 2030 2038-2041 2043 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes ★ In March 2020, we renewed our revolver through October of 2023 ★ In April 2020, we entered into a three-year, $750 million unsecured term loan agreement with Oaktree Capital Management, L.P. to increase our liquidity and to address near-term debt maturities ★ In September 2020, we issued two $600 million tranches of 5-year and 10-year senior unsecured notes maturing in 2025 and 2030 ❑ The proceeds were used to repay the $500 million balance outstanding under our term loan, as well as all the borrowings outstanding under our revolving credit agreement1 ❑ We plan to utilize of our Revolver availability to pay-off our February 2021 and February 2022 bond maturities. Debt Maturities (As of 9/30/2020) ($MM) 1 – As of September 30, 2020, approximately $5 million of Letters of Credit were outstanding under our revolving credit agreement

36 Capital Structure as of September 30, 2020 ($ in Millions) $1.0B Credit Facility $ 0 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 61 Finance Lease Liability 59 Other (43) Total Debt $3,602 Series D Preferred Units $596 Series A, B and C Preferred Units $756 Common Equity and AOCI $536 Total Equity1 1,888 Total Capitalization $5,490 ★ As of September 30, 2020: ❑ Credit facility availability ~$995MM ❑ Debt-to-EBITDA ratio2 4.13x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

37 Reconciliation of Non-GAAP Financial Information

38 Reconciliation of Non-GAAP Financial Information (continued)

39 Reconciliation of Non-GAAP Financial Information (continued)